SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Prospectus for each of the listed funds:

Scudder Asset Management Fund -- Premier Class
Scudder EAFE Equity Index Fund -- Premier Class
Scudder Equity 500 Index Fund -- Investment Class
Scudder Equity 500 Index Fund -- Premier Class
Scudder Lifecycle Long Range Fund -- Investment Class
Scudder Lifecycle Mid Range Fund -- Investment Class
Scudder Lifecycle Short Range Fund -- Investment Class
Scudder S&P 500 Index Fund
Scudder US Bond Index Fund -- Premier Class

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that for funds organized as master/feeder funds, Deutsche Asset Management, Inc. would continue as investment advisor of each master portfolio of the above-referenced feeder funds. For Scudder S&P 500 Index Fund, it is proposed that Deutsche Investment Management Americas Inc. would continue as the fund's investment manager. In each case, it is proposed that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the master portfolios. These changes are expected to be completed, pending Board and shareholder approval and satisfaction of certain other conditions, within three to six months.



Supplement to the currently effective Prospectus for each of the listed funds:

Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund


On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation. Under this agreement, it is proposed that Deutsche Investment Management Americas Inc. would remain as investment advisor to each of the above-referenced funds and that Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, would become a sub-advisor to the funds, subject to Board and shareholder approval and satisfaction of certain other conditions, within three to six months.



October 1, 2002